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EXECUTION COPY

                       GUARANTY INDEMNIFICATION AGREEMENT

         THIS GUARANTY INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 26th day of July, 2002, but shall not become effective until the Effective Date (as such term is defined in the Plan) , by and between The Williams Companies, Inc., a Delaware corporation ("Williams"), and Williams Communications Group, Inc., a Delaware corporation ("Communications"). The parties to this Agreement are collectively referred to as the "Parties", and singularly as a "Party".

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. As used in this Agreement, in addition to the terms defined in the Preamble hereof, the following terms shall have the following meanings, applicable to both the singular and plural forms of the terms described:

         "BUSINESS DAY" means any calendar day which is not a Saturday, Sunday or public holiday under the laws of the State of New York.

         "COMMUNICATIONS GROUP" means Communications and its direct and indirect subsidiaries.

         "INDEMNIFIABLE LOSSES" shall have the meaning ascribed to it in Section 2.01.

         "INDEMNIFYING PARTY" shall have the meaning ascribed to it in Section 2.02(a).

         "INDEMNITEE" shall have the meaning ascribed to it in Section 2.02(a).

         "INDEMNITY PAYMENT" shall have the meaning ascribed to it in Section 3.01(a).

         "INSURANCE PROCEEDS" means those monies: (a) received by an insured from an insurance carrier, or (b) paid by an insurance carrier on behalf of the insured in the case of (a) or (b), net of any applicable premium adjustments (including reserves and retrospectively rated premium adjustments) and net of any costs or expenses (including allocated costs of in-house counsel and other personnel) incurred in collection thereof.

         "LIABILITIES" means all liabilities and obligations of a party, actual or contingent, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever and however arising, including all costs and expenses (including reasonable fees and disbursements of counsel) relating thereto, and including, without limitation, liabilities and obligations arising in connection with any actual or threatened claim, action, suit or proceeding by or before any court or regulatory or administrative agency or commission or any arbitration panel.

         "PLAN" means the First Amended Joint Chapter 11 Plan of Reorganization of Communications and CG Austria, Inc. filed as of July 26, 2002 in the chapter 11 case No. 02-11957 (BRL)





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pending in the United States Bankruptcy Court for the Southern District of New
York.

         "TAX ASSESSMENT" shall have the meaning ascribed to it in Section 8.01(a).

         "TAXES" means all taxes, assessments, charges, duties, fees, levies or other governmental charges, including, without limitation, all Federal, state, local, foreign and other income, franchise, profits, capital gains, capital stock, transfer, sales, use, occupation, property, excise, severance, windfall profits, stamp, license, payroll, withholding and other taxes, assessments, charges, duties, fees, levies or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity.

         "THIRD-PARTY CLAIM" shall have the meaning ascribed to it in Section 3.01(a).

         "WILLIAMS GROUP" means Williams and each of its direct and indirect subsidiaries other than members of the Communications Group.

         "WILLIAMS GUARANTEE" means the guarantees listed on Exhibit A attached hereto and made a part hereof.

         SECTION 1.02. INTERNAL REFERENCES. Unless the context indicates otherwise, references to Articles, Sections and Paragraphs shall refer to the corresponding Articles, Sections and Paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE II

                                    GUARANTEE

         SECTION 2.01. GUARANTEE. The Communications Group shall indemnify, defend and hold harmless each member of the Williams Group, and their respective directors, officers, employees, agents and representatives, from and against any and all losses, claims, damages, liabilities, demands, suits and actions, including all reasonable attorneys' fees and disbursements and other costs and expenses incurred in connection therewith (collectively, "Indemnifiable Losses") relating to, resulting from, or arising out of any Williams Guarantee. Each member of the Williams Group shall not terminate unilaterally or withdraw any Williams Guarantee and shall abide by the terms of any such Williams Guarantee. The Communications Group shall reimburse each member of the Williams Group for any direct fees (such as letter of credit maintenance fees) incurred by such member in connection with maintaining any Williams Guarantee.




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         SECTION 2.02. INDEMNIFICATION OBLIGATIONS NET OF INSURANCE PROCEEDS AND
OTHER AMOUNTS. (a) The amount which any party (an "Indemnifying Party") is required to pay to any person entitled to indemnification hereunder (an "Indemnitee") will be reduced by any Insurance Proceeds theretofore actually recovered by or on behalf of the Indemnitee in reduction of the related Liability. If an Indemnitee receives a payment (an "Indemnity Payment") required by this Agreement from an Indemnifying Party in respect of any Liability and subsequently receives Insurance Proceeds, then the Indemnitee will pay to the Indemnifying Party an amount equal to the excess of the Indemnity Payment received over the amount of the Indemnity Payment that would have been due if the Insurance Proceeds recovery had been received, realized or recovered before the Indemnity Payment was made.

(b) An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, or have any subrogation rights with respect thereto, it being expressly understood and agreed that no insurer or any other third party shall be entitled to a "windfall" (i.e., a benefit they would not be entitled to receive in the absence of the indemnification provisions) by virtue of the indemnification provisions hereof. Notwithstanding the foregoing, each member of the Williams Group and Communications Group shall be required to use commercially reasonable efforts to collect or recover any available Insurance Proceeds.

                                   ARTICLE III

                                     CLAIMS

         SECTION 3.01. THIRD-PARTY CLAIMS. (a) If Indemnitee receives notice of the assertion of any claim or of the commencement of any action or proceeding by any person that is not a party to this Agreement or a subsidiary of any such party against Indemnitee (a "Third-Party Claim"), Indemnitee shall promptly provide written notice thereof (including a description of the Third-Party Claim and an estimate of any Indemnifiable Losses, which estimate shall not be conclusive as to the final amount of such Indemnifiable Losses) to the Indemnifying Party. Any delay by the Indemnitee in providing such written notice shall not relieve the Indemnifying Party of any liability for indemnification hereunder except to the extent that the rights of the Indemnifying Party are materially prejudiced by such delay.

         (b) The Indemnifying Party shall have the right to participate in or, by giving written notice to the Indemnitee, to assume the defense of any Third-Party Claim at such Indemnifying Party's expense and by such Indemnifying Party's own counsel (which shall be reasonably satisfactory to the Indemnitee), and the Indemnitee will cooperate in good faith in such defense. The Indemnifying Party shall not be liable for any legal expenses incurred by the Indemnitee after the Indemnitee has received notice of (i) the Indemnifying Party's intent to assume the defense of a Third-Party Claim and (ii) the date upon which such defense shall be assumed by the Indemnifying Party; provided, however, that if, under applicable standards of professional conduct a conflict on any significant issue between the Indemnifying Party and any Indemnified Party exists in respect of such Third-Party Claim, then the Indemnifying Party shall reimburse the Indemnified Party for the reasonable fees and expenses of one additional counsel (who shall be reasonably acceptable to the Indemnifying Party); provided, further, that if the Indemnifying






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Party fails to take steps reasonably necessary to diligently pursue the defense of such Third-Party Claim within twenty (20) Business Days of receipt of notice from the Indemnitee that such steps are not being taken, the Indemnitee may assume its own defense and the Indemnifying Party shall be liable for the reasonable costs thereof.

         (c) The Indemnifying Party may settle any Third-Party Claim which it has elected to defend so long as the written consent of the Indemnitee to such settlement is first obtained (which consent shall not be unreasonably withheld). The Indemnitee shall not settle any Third-Party Claim without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld).

         (d) In the event that a Third-Party Claim involves a proceeding as to which both Williams and Communications may be Indemnifying Parties, the parties hereto agree to cooperate in good faith in a joint defense of such Third-Party Claim.

         (e) In the event of payment by or on behalf of any Indemnifying Party to any Indemnitee in connection with any Third-Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right, defense or claim relating to such Third-Party Claim against any claimant or plaintiff asserting such Third-Party Claim or against any other person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense (including allocated costs of in-house counsel and other personnel) of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

         SECTION 3.02. NON THIRD-PARTY CLAIMS. In the event that an Indemnified Party should have a claim against the Indemnifying Party hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a notice with respect to such claim to the Indemnifying Party. The Indemnifying Party shall have sixty
(60) days from the date such notice is delivered during which to notify the Indemnified Party in writing of any good faith objections it has to the Indemnified Party's notice or claims for indemnification, setting forth in reasonable detail each of the Indemnifying Party's objections thereto. If the Indemnifying Party does not deliver such written notice of objection within such sixty-day period, the Indemnifying Party shall be deemed to not have any objections to such claim. If the Indemnifying Party does deliver such written notice of objection within such sixty (60) day period, the Indemnifying Party and the Indemnified Party shall attempt in good faith to resolve any such dispute within sixty (60) days of the delivery by the Indemnifying Party of such written notice of objection. If the Indemnifying Party and the Indemnified Party are unable to resolve any such dispute within such sixty (60) day period, such dispute shall be resolved in accordance with the Dispute Resolution Procedures set forth in the Amended and Restated Separation Agreement between Williams and Communications dated April 23, 2001.





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                                   ARTICLE IV

                                   COOPERATION

         SECTION 4.01. COOPERATION. So long as any books, records and files retained after the Effective Date by any member of the Williams Group, on the one hand, or any member of the Communications Group on the other hand, relating to the Williams Guarantees (including any books, records and files retained by any member of the Communications Group relating to the Williams Guarantees) remain in existence and are available, such other party shall have the right upon prior written notice to inspect and copy the same at any time during business hours for any proper purpose; provided that such right will not extend to any books, records or files the disclosure of which in accordance herewith would result in a waiver of the attorney-client, work-product or other privileges which permit non-disclosure of otherwise relevant material in litigation or other proceedings, or which are subject on the date hereof and at the time inspection is requested to a non-disclosure agreement with a third party and a waiver cannot reasonably be obtained. Williams and Communications agree that neither they nor any member of the Williams Group or the Communications Group, as the case may be, shall destroy such books, records or files without reasonable notice to the other party or if such party receives within ten (10) Business Days of such notice any reasonable objection from the other party to such destruction. Except in the case of dispute between the parties hereto, each member of the Williams Group and each member of the Communications Group shall cooperate with one another in a timely manner in any administrative or judicial proceeding involving any matter affecting the actual or potential liability of either party hereunder. Such cooperation shall include, without limitation, making available to the other party during normal business hours all books, records and information, and officers and employees (without substantial disruption of operations or employment) necessary or useful in connection with any inquiry, audit, investigation or dispute, any litigation or any other matter requiring any such books, records, information, officers or employees for any reasonable business purpose. The party requesting or otherwise entitled to any books, records, information, officers or employees pursuant to this Article IV shall bear all reasonable out-of-pocket costs and expenses (except for salaries, employee benefits and general overhead) incurred in connection with providing such books, records, information, officers or employees.

                                    ARTICLE V

                                  EFFECTIVENESS

         SECTION 5.01. EFFECTIVENESS. This Agreement is effective as of the Effective Date.

                                   ARTICLE VI

                             SUCCESSORS AND ASSIGNS

         SECTION 6.01. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party hereto to any other person without the prior written consent of the other party hereto.




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                                   ARTICLE VII

                          NO THIRD-PARTY BENEFICIARIES

         SECTION 7.01. NO THIRD-PARTY BENEFICIARIES. Nothing expressed or implied in this Agreement shall be construed to give any person or entity other than the parties hereto any legal or equitable rights hereunder.

                                  ARTICLE VIII

                              TAXATION OF PAYMENTS

         SECTION 8.01. TAXATION OF PAYMENTS. (a) All sums payable by the Indemnifying Party to the Indemnified Party under this Agreement shall be paid free and clear of all deductions, withholdings, set-offs or counterclaims whatsoever save only as may be required by law. If any deductions or withholdings are required by law, the Indemnifying Party shall be obliged to pay to the Indemnified Party such sum as will, after such deduction or withholding has been made, leave the Indemnified Party with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding. If any authority imposes any Taxes on any sum paid to the Indemnified Party under this Agreement (a "Tax Assessment"), then the amount so payable shall be grossed up by such amount as will ensure that after payment of the Tax Assessment there shall be left a sum equal to the amount that would otherwise be payable under this Agreement.

         (b) The Indemnified Party shall take any action and institute any proceedings, and give any information and assistance, as the Indemnifying Party may reasonably request, to dispute, resist, appeal, compromise, defend, remedy or mitigate any Tax Assessment, in each case on the basis that the Indemnifying Party shall indemnify the Indemnified Party for all reasonable costs incurred as a result of a request by the Indemnifying Party.

         (c) The Indemnified Party shall not admit liability in respect of, or compromise or settle, a Tax Assessment without the prior written consent of the Indemnifying party (such consent not to be unreasonably withheld or delayed).

                                   ARTICLE IX

                               ADDITIONAL MATTERS

         SECTION 9.01. REMEDIES CUMULATIVE. The remedies provided in this Agreement shall be cumulative and shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party.

         SECTION 9.02. LIMITATION ON LIABILITY. No Indemnifying Party shall be liable to an Indemnified Party under this Agreement in respect of consequential, exemplary, special or punitive damages, or lost profits, except to the extent such consequential, exemplary, special or punitive damages, or lost profits are actually paid to a third party.





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                                    ARTICLE X

                                ENTIRE AGREEMENT

         SECTION 10.01. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous agreement or understanding between the Parties.


                                   ARTICLE XI

                                    AMENDMENT

         SECTION 11.01. AMENDMENT. This Agreement may not be amended except by an instrument signed by the parties hereto.

                                   ARTICLE XII

                              REMEDIES AND WAIVERS

         SECTION 12.01. REMEDIES AND WAIVERS. No waiver of any term shall be construed as a subsequent waiver of the same term, or a waiver of any other term, of this Agreement. The failure of any party to assert any of its rights hereunder will not constitute a waiver of any such rights. The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise thereof or the exercise of any right, power or remedy. Except as provided in this Agreement, the rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

                                  ARTICLE XIII

                                  SEVERABILITY

         SECTION 13.01. SEVERABILITY. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.

                                   ARTICLE XIV

                                    HEADINGS

         SECTION 14.01. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.





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                                   ARTICLE XV

                                     NOTICES

         SECTION 15.01. NOTICES. All notices given in connection with this Agreement shall be in writing. Service of such notices shall be deemed complete:
(i) if hand delivered, on the date of delivery; (ii) if by mail, on the fourth Business Day following the day of deposit in the United States mail, by certified or registered mail, first-class postage prepaid; (iii) if sent by Federal Express or equivalent courier service, on the next Business Day; or (iv) if by telecopier, upon receipt by sender of confirmation of successful transmission. Such notices shall be addressed to the parties at the following address or at such other address for a party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

         If to Williams:

                  The Williams Companies, Inc.
                  One Williams Center
                  Tulsa, Oklahoma 74172
                  Attention: General Counsel
                  Fax No.: 918/573-5942


         If to Communications:

                  Williams Communications Group, Inc.
                  One Technology Center
                  Tulsa, Oklahoma 74103
                  Attention: General Counsel
                  Fax No.: 918/547-2360


                                   ARTICLE XVI

                                  GOVERNING LAW

         SECTION 16.01. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws of such state or any other jurisdiction.

                                  ARTICLE XVII

                                  COUNTERPARTS

         SECTION 17.01. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.




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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                           THE WILLIAMS COMPANIES, INC.

                           BY: /s/ Jack D. McCarthy
                               ----------------------------------------

                           NAME: Jack D. McCarthy
                                 --------------------------------------

                           TITLE: Senior Vice President-Finance,
                                  -------------------------------------
                                  Chief Financial Officer
                                  -------------------------------------


                           WILLIAMS COMMUNICATIONS GROUP, INC.

                           BY: /s/ Howard E. Janzen
                               ----------------------------------------

                           NAME: Howard E. Janzen
                                 --------------------------------------

                           TITLE: President & CEO
                                  -------------------------------------




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                                    EXHIBIT A
                       GUARANTY INDEMNIFICATION AGREEMENT

                               WILLIAMS GUARANTEES

1. LCI Guaranty: Guaranty of performance under a Construction, IRU and Joint Use Agreement dated Sept. 26, 1997.

2. Massachusetts Turnpike Authority Guaranty: Guaranty of obligations under an Easement Agreement dated May 25, 1999.

3. RREEF USA Funding II Guaranty: Guaranty of obligations under a Lease Agreement effective as of March 1, 1997.

4. Forsythe McArthur Associates, Incorporated Guaranty: Guaranty of obligations under the Master Lease Agreement Number WIS001 dated February 2, 1995.

5. Spectrum Shareholders Agreement dated June 19, 1998.




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